U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Amendment Number 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2009 (August 15, 2009)
Tactical Air Defense Services, Inc.
 (Exact name of registrant as specified in charter)

Nevada (State or jurisdiction of incorporation or organization)	333-79405 (Commission File Number)	88-0455809 (I.R.S. Employer Identification No.)

1515 Perimeter Rd.
West Palm Beach, FL
33406
(561) 398-8196

(Address and telephone number of Registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The  purpose of this  current  report on Form 8-K is to report a change in the Company’s auditors, and is an amendment to Form 8-K filed on October 9, 2009.

ITEM 4.01 Changes in Registrant’s Certifying Accountant

We understand that on August 11, 2009, Lawrence Scharfman, CPA’s registration with the Public Companies Accounting Oversight Board, (PCAOB), was revoked by the PCAOB.

On August 15, 2009, Lawrence Scharfman, CPA was dismissed as the Company’s Independent Auditor.

The Independent Auditor's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change Independent auditor was approved by the board of directors of the Company.

During the registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal there were no disagreements with the former Independent Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the former Independent Auditor, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the registrant's two most recent fiscal years preceding the dismissal, the Company’s Independent Auditor discovered conditions which it deemed to be a material weakness in the Company’s internal control related to financial reporting. Our Principal Executive Officer and Principal Financial Officer believe that the lack of a full time chief financial officer has been instrumental in leading to delays in the Company’s filings and in the prompt gathering and analysis of financial information. Management believes that hiring a full time chief financial officer is crucial to maintaining the integrity of its financial information and reports and intends to do so as funds permit.  There were no disagreements with the Company’s former Independent Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, of the type discussed in Item 304(a)(v) of Regulation S-K.

On August 15, 2009, the Company retained Larry O’Donnell, CPA, PC as the Company’s Independent Auditor.

During the Registrant's two most recent fiscal years or any subsequent  interim period prior to engaging Larry O’Donnell, CPA, PC, the Company, or someone on the Company's behalf, had not consulted Larry O’Donnell, CPA, PC regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K.

On October 20, 2009, the Company provided Lawrence Scharfman, CPA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2009

Tactical Air Defense Services, Inc

By:	/s/ Alexis Korybut
Name: Alexis Korybut
Title: Chief Financial Officer